UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 6, 2001


                      AMERICAN WATER WORKS COMPANY, INC.
             ----------------------------------------------------
              (Exact Name of registrant specified in its charter)


            Delaware               0001-03437                51-0063696
            --------               ----------                ----------
    (State or other         (Commission File Number)       (I.R.S. Employer
     Jurisdiction of                                       Identification No.)
     Incorporation)

               1025 Laurel Oak Road, P.O. Box 1770
               Voorhees, NJ                                   08043
               ----------------------------------------       ---------
               (Address of principal executive offices)       (Zip Code)

                 Registrant's telephone number: (856) 346-8200



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ITEM 5. OTHER EVENTS

     On November 6, 2001, the Registrant issued a press release announcing that it has entered into a note purchase agreement with RWE Aktiengesellschaft for $1.2 billion in senior unsecured notes. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits.

     The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.       TITLE

99.1              Press Release, dated as of November 6, 2001, of American
                  Water Works.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN WATER WORKS COMPANY, INC.


                                      By: /s/ W. Timothy Pohl
                                         ----------------------------------
                                         Name:   W. Timothy Pohl
                                         Title:  General Counsel and Secretary



Date:  November 7, 2001


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                                 EXHIBIT INDEX


Exhibit No.  Description

99.1         Press Release, dated as of November 6, 2001, of American
             Water Works.